UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2017

LIBERTY EXPEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37938	81-1838757
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

On June 13, 2017, the following disclosure was filed by Liberty Expedia Holdings, Inc. (the “Company” or “Liberty Expedia”) as a supplement (the “Supplement”) to the definitive proxy statement filed by Liberty Expedia with the Securities and Exchange Commission (the “SEC”) on April 26, 2017 (the “Proxy Statement”) in connection with the solicitation of proxies by the Company’s board of directors for the Annual Meeting of Stockholders to be held on June 20, 2017 and any adjournment or postponement thereof (the “Annual Meeting”). This supplemental information should be read together with the Proxy Statement, which should be read in its entirety. Terms used in this Current Report on Form 8-K and not otherwise defined herein have the meanings given to them in the Proxy Statement.

On June 9, 2017, a lawsuit, entitled Stein v. Liberty Expedia Holdings, Inc., was filed against the Company in the United States District Court for the Eastern District of New York alleging that the Company omitted material information from the disclosures made in the Proxy Statement regarding the incentive plan proposal.  The Company believes that this lawsuit is without merit and that no further disclosure is required to supplement the Proxy Statement under applicable laws.  The plaintiff also filed a motion for a preliminary injunction seeking to enjoin the vote on the incentive plan proposal until the Company has made supplemental disclosures.  To eliminate the burden, expense and uncertainties resulting from the preliminary injunction motion and without admitting any wrongdoing or that these supplemental disclosures are material or required to be made, on June 13, 2017, the Company agreed to supplement the disclosures in the Proxy Statement as set forth below.  Consequently, the plaintiff agreed to withdraw her lawsuit with prejudice.

Supplemental Disclosure Concerning the Incentive Plan Proposal

The incentive plan proposal seeks stockholder approval of the adoption of the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan. The Company is supplementing its disclosure with respect to the incentive plan proposal with additional information regarding the approximate number of persons in each class of individuals who will be eligible to participate in the incentive plan and the basis of such participation.

In connection with the incentive plan proposal, the information set forth in the first paragraph under the caption “Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan” on page 15 of the Proxy Statement is amended as follows:

The incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee. In connection with the Split-Off, our board of directors approved the incentive plan and Liberty Interactive approved the plan as our sole stockholder. The incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors (including any employees of Liberty Media or Liberty Interactive providing services to our company) and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce nonemployee directors and independent contractors (including employees of Liberty Media or Liberty Interactive providing services to our company) to provide services to us. Such persons will be eligible to participate in and may be granted awards under the incentive plan. The number of individuals who will receive awards under the incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year and exceptional or extraordinary performance~~, and whether employees, nonemployee directors or independent contractors of our subsidiaries are granted awards~~. ~~Therefore,~~ Although we cannot predict the number of future award recipients, we estimate that there will be approximately six nonemployee directors of our company in addition to our chief executive officer who will be eligible to receive awards under the incentive plan.  We have no direct employees, and we do not currently anticipate granting any awards under the incentive plan to the employees of any of our subsidiaries, including the approximate 20,700 employees of our subsidiaries Expedia and Vitalize, on a consolidated basis as of December 31, 2016.  Other than the 2016 award of RSUs granted to Mr. Shean described below in “Executive Compensation—Compensation Discussion and Analysis— Elements of 2016 Executive Compensation,” we have not and do not currently plan  to grant any awards under the incentive plan to the approximate 82 employees of Liberty Media who provide services to our company under the services agreement, however, if we deem it appropriate, we may do so in the future depending upon various factors such as the number of promotions and our hiring needs during the year and exceptional or extraordinary performance. For the avoidance of doubt, employees, nonemployee directors and independent contractors of any of our affiliates may not participate in the incentive plan based solely upon their status at any such affiliate.

Additional Information and Where to Find It

This supplemental disclosure may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Annual Meeting to be held on June 20, 2017. The Company has filed with the SEC and made available to the holders of its common stock as of April 24, 2017 the Proxy Statement containing important information relating to the incentive plan proposal. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS AMENDED AND SUPPLEMENTED BY THIS SUPPLEMENT, CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION RELATING TO THE PROPOSAL.

Investors may obtain the proxy statement and other relevant materials free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by the Company, including the proxy statement, are available free of charge from the Company at the Company’s website (http://www.libertyexpedia.com), or the website hosted by Computershare at www.envisionreports.com/LEXEA.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders with respect to the proposals to be considered at the Annual Meeting. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these individuals is set forth in the Proxy Statement and the other relevant documents filed with the SEC. Stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 1, 2017 and in its definitive proxy statement for the 2017 annual meeting filed with the SEC on April 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017

LIBERTY EXPEDIA HOLDINGS, INC.

	By:	/s/ Richard N. Baer
		Name:	Richard N. Baer
		Title:	Chief Legal Officer